Exhibit 10.1

Execution Copy

SHARE EXCHANGE AND REORGANIZATION AGREEMENT, dated as of June 14, 2010 (the “Agreement”), between GREAT SPIRITS, INC., a Colorado corporation with offices located at 3230 Fall Creek Highway, Suite 206, Granbury, Texas 76049 (“PublicCo”); HALLMARK HUMAN RESOURCES, INC., a Texas corporation with offices located at 3107 Fall Creek Highway, Granbury, Texas 76049 (“Hallmark”), and THE BENEFICIAL STOCKHOLDERS OF HALLMARK IDENTIFIED IN SCHEDULE A HERETO (the “Hallmark Shareholders”).

INTRODUCTION

PublicCo desires to acquire all of the issued and outstanding shares of Hallmark capital stock (the “Hallmark Capital Stock”) solely in exchange for an aggregate of 5,187,944 shares of authorized, but theretofore unissued, shares of common stock, par value $0.001 per share, of PublicCo (the “PublicCo Common Stock”).  The Hallmark Shareholders desire to exchange all of their beneficially owned shares of Hallmark Capital Stock solely for shares of PublicCo Common Stock in the amount set forth herein.

On or prior to the date hereof, the respective boards of directors or analogous governing body of each of PublicCo and Hallmark have, and the Hallmark Shareholders have, approved and adopted this Agreement and it is the intent of the parties hereto that the transactions contemplated hereby be structured so as to qualify as a tax-free exchange under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”), and the provisions of this Agreement will be interpreted in a manner consistent with this intent.

NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:

ARTICLE I

ACQUISITION AND EXCHANGE OF SHARES

Section 1.01   The Agreement.  The parties hereto hereby agree that, at the closing of the transactions contemplated hereby (the “Closing”), PublicCo shall acquire all of the issued and outstanding shares of Hallmark Capital Stock solely in exchange for an aggregate of 5,187,944 shares of authorized, but theretofore unissued, shares of PublicCo Common Stock. The parties hereto agree that at the Closing, Hallmark will become a wholly-owned subsidiary of PublicCo subject to the conditions and provisions of Section 1.03 hereof.

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Section 1.02   Exchange of Shares.

(a)           At the Closing, PublicCo will cause to be issued and held for delivery to the Hallmark Shareholders or their designees, stock certificates representing an aggregate of 5,187,944 shares of PublicCo Common Stock, in exchange for all of the issued and outstanding shares of Hallmark Capital Stock, which shares will be delivered to PublicCo at the Closing.

(b)           The shares of PublicCo Common Stock to be issued pursuant to paragraph (a) of this Section 1.02 will be authorized, but theretofore unissued shares of PublicCo Common Stock, and will be issued to the Hallmark Shareholders or as directed thereby as set forth in Schedule 1.02(b) hereof.

(c)           All shares of PublicCo Common Stock to be issued hereunder shall be deemed “restricted securities” as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and the Hallmark Shareholders hereby represent that they are acquiring said shares for investment purposes only and without the intent to make a further distribution of such shares.  All shares of PublicCo Common Stock to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder.  Certificates representing the shares of PublicCo Common Stock to be issued hereunder shall bear a restrictive legend in substantially the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered for sale, sold, or otherwise disposed of, except in compliance with the registration provisions of such Act or pursuant to an exemption from such registration provisions, the availability of which is to be established to the satisfaction of the Company.

Section 1.03   Closing.  The Closing will take place at a date and time (the “Closing Date”) and place to be mutually agreed upon by the parties hereto, and will be subject to the provisions of Article IV of this Agreement.  At the Closing:

(a)           Hallmark will deliver to PublicCo stock certificates or other evidences representing all of the issued and outstanding shares of Hallmark Capital Stock, duly endorsed, so as to make PublicCo the holder thereof, free and clear of all liens, claims and other encumbrances; and

(b)           PublicCo will deliver to, or at the direction of, the Hallmark Shareholders, in accordance with Schedule 1.02(b) hereof, stock certificates representing an aggregate of 5,187,944 shares of PublicCo Common Stock, which certificates will bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.02(c) above.

Section 1.04   Approval by Board of Directors.  In anticipation of this Agreement, PublicCo has taken all necessary and requisite corporate and other action, including without limitation, actions of the Board of Directors in order to approve this Agreement and all transactions contemplated hereby and in connection herewith.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.01   Representations and Warranties of PublicCo.  PublicCo hereby represents and warrants to, and agrees with, Hallmark and the Hallmark Shareholders as follows:

(a)           The representations and warranties of PublicCo set forth in the Securities Purchase Agreement, dated as of October 20, 2009 (the “Leftwich SPA”), among Brian Leftwich, Steven Free, and Jack Minter as the buyers, and Dana Hyde and other sellers named therein, and the Company, in Sections 3.01(a) through 3.01(c), 3.01(g), 3.01(h), 3.01(k), 3.01(l) and 3.01(n) through (v) thereof, are hereby incorporated herein, as if made herein verbatim on and as of the date hereof.

(b)           PublicCo has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary proceedings of PublicCo have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by PublicCo, constitutes the legal, valid, and binding obligation of PublicCo, and is enforceable as to PublicCo in accordance with its terms.  Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by PublicCo for the execution, delivery, or performance of this Agreement thereby.  No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over PublicCo or over its properties or assets is required for the execution and delivery of this Agreement and the consummation by PublicCo of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which PublicCo is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of PublicCo to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of PublicCo or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over PublicCo or over its properties or assets.

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(c)           There is not any pending or, to the best of PublicCo’s knowledge, threatened, action, suit, claim or proceeding against PublicCo, or any of PublicCo’s officers or any of the properties, assets or rights of PublicCo, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over PublicCo or over PublicCo’s officers or the properties of PublicCo, or otherwise that (i) is reasonably likely to result in any material adverse change in the respective business, prospects, financial condition or results of operations of PublicCo or might materially and adversely affect its properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Agreement, or (iii) alleging violation of any Federal or state securities laws.

(d)           The authorized capital stock of PublicCo consists of 50,000,000 shares of Common Stock, of which 2,422,647 shares of Common Stock, par value $0.001 are outstanding, and 1,000,000 shares of “blank check” preferred stock, par value $0.10 per share, no shares of which are outstanding.  Each of such outstanding shares of Common Stock is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders.  Except as disclosed in the SEC Documents (as defined in the Leftwich SPA), (i) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, PublicCo, and (ii) there is outstanding no security or other instrument convertible into or exchangeable for capital stock of PublicCo. When delivered by PublicCo in accordance with the terms of this Agreement, the shares of PublicCo Common Stock to be issued pursuant to Section 1.01 hereof will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the such shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof.  No further approval or authorization of any stockholder, the Board of Directors of PublicCo or others is required for the issuance and sale or transfer of such shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.  PublicCo has no stock option, stock bonus and other stock plans or arrangements.

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(e)           PublicCo has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary corporate proceedings of PublicCo have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby.  This Agreement has been duly authorized, executed, and delivered by PublicCo, constitutes the legal, valid, and binding obligation of PublicCo, and is enforceable as to PublicCo in accordance with its terms.  Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by PublicCo for the execution, delivery, or performance of this Agreement by PublicCo.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which PublicCo is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of PublicCo to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of PublicCo, or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on PublicCo or to which any of its businesses, properties, or assets are subject, which violation or breach would have a material adverse effect on PublicCo.  Other than fees payable to New World Merchant Partners LLC, neither PublicCo, nor any of its officers, directors, employees, or agents has employed any broker, finder, or consultant or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker, finder, or consultant or alleged performance of services as a broker, finder, or consultant in connection with or as a result of this Agreement or the transactions contemplated hereby and in connection herewith.

(f)           (i)           At the Closing, PublicCo shall have no properties or assets and PublicCo shall be free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. At the Closing, PublicCo shall be party to no agreements except for (i) the Leftwich SPA, (ii) a trust agreement between PublicCo and Robert G. Ferreira, as trustee, relating to the spon-off of the capital stock of Rocky Mountain Distilleries, Inc., a Colorado corporation, as contemplated by the Leftwich SPA, and (iii) this Agreement, which shall be a legal, valid and binding agreement, enforceable against the Company in accordance with its terms.

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(g)           PublicCo has no liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax (“Taxes”), and liabilities to customers or suppliers.  Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes, if any, in the Last Company Financial Statements (as defined in the Leftwich SPA) are sufficient for all accrued and unpaid Taxes of PublicCo, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Company Financial Statement Date (as defined in the Leftwich SPA) or now in effect, for the period ended on such date and for all fiscal periods prior thereto.  The execution, delivery, and performance of this Agreement by PublicCo will not cause any Taxes to be payable (other than those that may possibly be payable by a Hallmark Shareholders as a result of the sale of the shares to be issued pursuant hereto) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Hallmark Shareholders.  The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of PublicCo for all taxable years up to and including the taxable year ended December 31, 2003.  PublicCo has filed all federal, state, local, and foreign tax returns required to be filed by it; has made available to the Hallmark Shareholders a true and correct copy of each such return which was filed since the inception of PublicCo; has paid (or has established on the last balance sheet included in the Last Company Financial Statement a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered or will deliver to the Buyer a true and correct copy of any report as to adjustments received by it from any taxing authority since the inception of PublicCo and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.  PublicCo has paid all taxes payable thereby due on or prior to the date hereof.

(h)           PublicCo has no rights to use any trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights. There shall be no patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos at Closing.  PublicCo has not received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of PublicCo by others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights; and PublicCo has not received any notice of, or has no knowledge of, any infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it or which, individually or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of PublicCo.

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(i)           (i)           PublicCo has not taken and has not agreed to take any action (other than actions contemplated by this Agreement) that could reasonably be expected to prevent the transactions contemplated by this Agreement from constituting a “reorganization” under section 368(b) of the Code or as an acquisition of in excess of 80% of the stock of a corporation in exchange for property under Section 351 of the Code.  PublicCo is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the transactions contemplated by this Agreement from so qualifying.

   (ii)           PublicCo has no plan or intention to reacquire, and, to PublicCo’s knowledge, no person related to PublicCo within the meaning of Treasury Regulations Section 1.368-1 has a plan or intention to acquire, any of the PublicCo Common Stock pursuant to Section 1.02(a) hereof.

Section 2.02   Representations and Warranties of Hallmark.  Hallmark hereby represents and warrants to, and agrees with, PublicCo:

(a)           Other than as disclosed on Schedule 2.02(a), Hallmark has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation).  Hallmark has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business as conducted on the date hereof; except as otherwise disclosed on Schedule 2.02(a), Hallmark is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on its business, prospects, condition (financial or otherwise), and results of operations of Hallmark and its subsidiaries taken as a whole; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; Hallmark and each Hallmark Subsidiary is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; Hallmark is not in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of Hallmark and the subsidiaries thereof taken as a whole; and neither Hallmark nor any subsidiary thereof is in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Hallmark or any subsidiary thereof or over its properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of Hallmark and the subsidiaries thereof taken as a whole.

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(b)           The authorized capital stock of Hallmark consists of 50,000,000 shares of common stock, par value $ 0.00 per share, of which 15,563,832 shares are outstanding.  Each of such outstanding shares of Hallmark Capital Stock is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders.  Except as disclosed in Schedule 2.02(b) hereto, (i) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for Hallmark Capital Stock, and (ii) there is outstanding no security or other instrument convertible into or exchangeable for Hallmark Capital Stock. No further approval or authorization of any stockholder, the Board of Directors of Hallmark or others is required for the issuance and sale or transfer of such shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.  Hallmark has no stock option, stock bonus and other stock plans or arrangements.

(c)           Hallmark has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary corporate proceedings of Hallmark have been duly taken to authorize the execution, delivery, and performance of this Agreement by Hallmark.  This Agreement has been duly authorized, executed, and delivered by Hallmark, constitutes the legal, valid, and binding obligation of Hallmark, and is enforceable as to Hallmark in accordance with its terms.  Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Hallmark for the execution, delivery, or performance of this Agreement by Hallmark.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which Hallmark is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of Hallmark or PublicCo to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of Hallmark (or the comparable charter documents, if any, under applicable law), or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Hallmark or to which any of its businesses, properties, or assets are subject.  Neither Hallmark nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the other transactions contemplated hereby and in connection herewith.

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 Section 2.03   Representations and Warranties of the Hallmark Shareholders.  The Hallmark Shareholders hereby represents and warrants to, and agrees with, PublicCo as follows:

(a)           To the knowledge of the Hallmark Shareholders, the representations and warranties of Hallmark set forth in Section 2.02 hereof are true and correct in all material respects.  Nothing has come to the attention of the Hallmark Shareholders that would lead the Hallmark Shareholders to believe that any representation or warranty of Hallmark set forth on Section 2.02 hereof is untrue or incorrect in any material respect.

(b)           Hallmark and the Hallmark Shareholders have each approved this Agreement and duly authorized the execution and delivery hereof.  The Hallmark Shareholders have full power and authority under the laws of the jurisdictions of residence thereof to execute, deliver, and perform this Agreement and the transactions contemplated hereby and in connection herewith. The Hallmark Shareholders have reached the age of majority under applicable law.

(c)           The Hallmark Shareholders own beneficially all of the shares of Hallmark Capital Stock.  The Hallmark Shareholders have full power and authority to transfer such shares of Hallmark Capital Stock to PublicCo under, pursuant to, and in accordance with, this Agreement, and such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party and are not subject to any preemptive or similar rights of stockholders.

(d)          (i)           The Hallmark Shareholders represent that they are acquiring the shares of PublicCo Common Stock to be issued pursuant to Section 1.02(a) hereof for their own accounts and for investment only and not with a view to distribution or resale thereof within the meaning of such phrase as defined under the Securities Act.  The Hallmark Shareholders shall not dispose of any part or all of such shares of PublicCo Common Stock in violation of the provisions of the Securities Act and the rules and regulations promulgated under the Securities Act by the United States Securities and Exchange Commission (the “SEC”) and all applicable provisions of state securities laws and regulations.

   (ii)           The certificate or certificates representing the shares of PublicCo Common Stock shall bear a legend in substantially the form set forth in Section 1.02(c) hereof.

   (iii)           The Hallmark Shareholders acknowledge being informed that the shares of PublicCo Common Stock to be issued pursuant to Section 1.02(a) hereof shall be unregistered, shall be “restricted securities” as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available.  The Hallmark Shareholders further acknowledge that PublicCo does not have an obligation to currently register such securities for the account of Hallmark Shareholders.

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   (iv)           The Hallmark Shareholders acknowledge that they have been afforded access to all material information which they have requested relevant to their decision to acquire the shares of PublicCo Common Stock and to ask questions of PublicCo’s management and that, except as set forth herein, neither PublicCo nor anyone acting on behalf of PublicCo has made any representations or warranties to the Hallmark Shareholders which have induced, persuaded, or stimulated the Hallmark Shareholders to acquire such shares of PublicCo Common Stock.

  (v)           Either alone, or together with their investment advisor(s), the Hallmark Shareholders have the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the shares of PublicCo Common Stock, and the Hallmark Shareholders are and will be able to bear the economic risk of the investment in such shares of PublicCo Common Stock.

ARTICLE III

COVENANTS

Section 3.01                      Covenants of PublicCo.  PublicCo covenants and agrees that, after the date hereof and through the earlier of the Closing or the date of the termination of this Agreement pursuant to Article IV hereof (the earlier of such times, the “Release Time”), unless Hallmark will otherwise approve in writing, which approval will not be unreasonably withheld:

(a)           (i)           Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by PublicCo in respect of the outstanding shares of PublicCo Common Stock.

  (ii)           Until the Release Time, no share of capital stock of PublicCo or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into, or exchangeable or exercisable for, any such share, shall be issued or sold by PublicCo.

(b)           Until the Release Time, PublicCo will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of Hallmark and the Hallmark Shareholders free and full access to the plants, properties, books, and records of PublicCo upon reasonable notice during normal business hours.  PublicCo will permit them to make extracts from and copies of such books and records, and will from time to time furnish Hallmark and the Hallmark Shareholders with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of PublicCo as Hallmark or the Hallmark Shareholders from time to time may request.  Until the Release Time, PublicCo will cause the independent certified public accountants of PublicCo to make available to Hallmark, its independent certified public accountants, and the Hallmark Shareholders, the work papers relating to the audits of PublicCo.

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(c)           Until the Release Time, PublicCo will conduct its affairs, so that on the Closing Date, no representation or warranty of PublicCo will be inaccurate, no covenant or agreement of PublicCo will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of PublicCo.

(d)           Until the Release Time, PublicCo will immediately advise Hallmark in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party’s obligations under this Agreement not to be fully satisfied.

(e)           PublicCo shall use its commercially reasonable efforts to insure that all confidential information which PublicCo or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Hallmark, any affiliate of Hallmark, or any customer or supplier of Hallmark or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity without the prior written consent of Hallmark, which written consent shall not be unreasonably withheld; provided, however, that the restrictions of this sentence shall not apply (i) as may otherwise be required by law, (ii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iii) to the extent the information shall have otherwise become publicly available.  PublicCo shall, and shall cause all other such persons and entities to, deliver to Hallmark all tangible evidence of the confidential information relating to Hallmark, any affiliate of Hallmark, or (insofar as such confidential information was provided by, or on behalf of, Hallmark, or any such affiliate of Hallmark) any customer or supplier of any of them or any such affiliate to which the restrictions of the foregoing sentence apply immediately after the termination of this Agreement pursuant to Article IV hereof.

(f)           Before PublicCo releases any information concerning this Agreement or any of the other transactions contemplated hereby or in connection herewith which is intended for or may result in public dissemination thereof, PublicCo shall cooperate with Hallmark, shall furnish drafts of all documents or proposed oral statements to Hallmark for comment, and shall not release any such information without the written consent of Hallmark.  Nothing contained herein shall prevent PublicCo from releasing any information if required to do so by law.

(g)           PublicCo shall not make any agreement or reach any understanding not approved in writing by Hallmark as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

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(h)           PublicCo shall promptly prepare all required or, in the reasonable opinion of the parties hereto, appropriate Periodic Reports (as hereinafter defined) and other regulatory filings relating to this Agreement and the transactions contemplated hereby and in connection herewith.  PublicCo shall furnish or cause to be furnished, for inclusion in the Periodic Reports, such information about PublicCo, and PublicCo’s security holders as may be required or as may be reasonably requested by Hallmark, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time.  PublicCo represents and warrants that the information that it has furnished to date, taken as a whole, does not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.  PublicCo shall take any action required to be taken by it under state “blue-sky,” securities, or take-over laws in connection with the issuance of PublicCo Common Stock pursuant to the transactions contemplated hereby and in connection herewith.  The filings made by PublicCo since the inception of PublicCo with the SEC were, if filed under the Exchange Act, prepared in accordance with the then existing requirements of the Exchange Act and the rules and regulations thereunder and, if filed under the Securities Act, prepared in accordance with the then existing requirements of the Securities Act and the rules and regulations thereunder.  Such filings when filed, and the press releases and other public statements PublicCo has made subsequent to the last such filing when considered together with such filings, did not at the time of filing or issuance of the press releases or other public statements, as the case may be, and (with respect to the press releases and other public statements, when considered together with such filings) do not now (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

(i)           If, prior to the Release Time, PublicCo Common Stock shall be recapitalized or reclassified or PublicCo shall effect any stock dividend, stock split, or reverse stock split of PublicCo Common Stock, then the shares of PublicCo Common Stock to be delivered under this Agreement or upon exercise, conversion, or exchange of any security to be delivered under this Agreement or assumed by PublicCo as contemplated by this Agreement shall be appropriately and equitably adjusted to the kind and amount of shares of stock and other securities and property to which the holders of such shares of PublicCo Common Stock or such other security would have been entitled to receive had such stock or such other security been issued and outstanding as of the record date for determining stockholders entitled to participate in such corporate event.

(j)           PublicCo shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.

(k)           Until the Release Time, PublicCo shall not, and shall not authorize or permit any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of PublicCo, directly or indirectly, to contemplate or enter into any transaction the effect of which may be to prohibit, restrict, or delay the consummation of the transactions contemplated by this Agreement or impair the contemplated benefits to PublicCo’s stockholders of the transactions contemplated by this Agreement.

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(l)           (i)           Following the consummation of the transactions contemplated hereby and in connection herewith, PublicCo will cause Hallmark to continue its historic business or to use a significant portion of Hallmark’s historic business assets in a business, in each case within the meaning of section 1.368-1(d) of the Treasury Regulations, assuming that the assets of, and the business conducted by, Hallmark at the Closing Date constitute Hallmark’s historic business assets and historic business, respectively.

   (ii)           Following the consummation of the transactions contemplated hereby and in connection herewith, PublicCo will not permit Hallmark to issue additional shares that would result in PublicCo losing control of Hallmark within the meaning of section 368(c) of the Code.

(m)           As soon as practicable following the Closing, PublicCo shall cause its certificate and articles of incorporation to be amended as follows: to cause the corporate name thereof to be changed to reflect the nature and character of Hallmark.

(n)           At the Closing, (a) the Board of Directors of PublicCo shall consist of one current director  (the “Existing Director”), who shall resign immediately thereafter, and one director appointed by Hallmark (the “New Director”), and (b) all officers of PublicCo shall resign and the Board of Directors shall appoint the designees of Hallmark as the sole officers thereof.

 Section 3.02   Covenants of Hallmark.  Hallmark covenants and agrees that, after the date hereof and through the Release Time, unless PublicCo will otherwise approve in writing, which approval will not be unreasonably withheld:

(a)           Until the Release Time, no amendment will be made in the memorandum or articles of association (or, in each case, the comparable charter documents, if any, under applicable law) of Hallmark.

(b)           Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by Hallmark in respect of the outstanding shares of Hallmark Capital Stock.  Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by Hallmark of shares of Hallmark Capital Stock.

(c)           Until the Release Time, Hallmark will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of PublicCo and lenders, investors, and prospective lenders and investors free and full access to the plants, properties, books, and records of Hallmark, will permit them to make extracts from and copies of such books and records, and will from time to time furnish PublicCo with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Hallmark as PublicCo from time to time may request.  Until the Release Time, Hallmark will cause the independent certified public accountants of Hallmark to make available to PublicCo and its independent certified public accountants the work papers relating to the audits of Hallmark referred to in this Agreement.

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(d)           Until the Release Time, Hallmark will conduct its affairs so that at the Closing, no representation or warranty of Hallmark will be inaccurate in any material respect, no covenant or agreement of Hallmark will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of Hallmark.  Except as otherwise consented to by PublicCo in writing, until the Release Time, Hallmark will use its best efforts to preserve the business operations of Hallmark intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, and understandings of Hallmark, and to preserve the good will of its suppliers, customers, and others having business relations with any of them.  Until the Release Time, Hallmark will conduct its affairs in all respects only in the ordinary course, other than in connection with the matters referenced herein.

(e)           Until the Release Time, Hallmark will immediately advise PublicCo in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party’s obligations under this Agreement not to be fully satisfied.

(f)           Hallmark shall use its commercially reasonable efforts to insure that all confidential information which Hallmark or any of its respective officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of PublicCo, any affiliate thereof, or any customer or supplier thereof or of any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except in the ordinary course of business and for the benefit of Hallmark; provided, however, that the restrictions of this sentence shall not apply (A) after this Agreement is terminated pursuant to Article IV hereof or otherwise, (B) as may otherwise be required by law, (C) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (D) to the extent the information shall have otherwise become publicly available.

(g)           Before Hallmark releases any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, Hallmark shall cooperate with PublicCo, shall furnish drafts of all documents or proposed oral statements to PublicCo for comment, and shall not release any such information without the written consent of PublicCo, which consent shall not be unreasonably withheld.  Nothing contained herein shall prevent Hallmark from releasing any information if required to do so by law.

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(h)           Hallmark shall not make any agreement or reach any understanding not approved in writing by PublicCo as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

(i)           Hallmark shall furnish, or cause to be furnished, for inclusion in the periodic and other reports of PublicCo under the Exchange Act on Forms 8-K, 10-QSB, 10-KSB, 14C, 14F-1, or otherwise (such periodic and other reports, together with all financial statements, exhibits, amendments, and supplements thereto, in the form filed by PublicCo with the SEC being hereinafter referred to as the “Periodic Reports”), to be filed pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or for inclusion in PublicCo’s filings under state “blue-sky,” securities, or take-over laws, such information about Hallmark or the Hallmark Shareholders as may be required or as may be reasonably requested by PublicCo, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time.  Hallmark represents and warrants that the information that it has furnished to date, taken as a whole, does not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

(j)           Hallmark shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.

(k)           On or prior to the date ten days prior to the Closing Date, Hallmark and the Hallmark Shareholders shall deliver to PublicCo the completed Hallmark Disclosure Letter, which letter shall be correct and complete in all material respects.

Section 3.03   Covenants of the Hallmark Shareholders.  The Hallmark Shareholders covenant and agree that, after the date hereof and through the Release Time, unless PublicCo will otherwise approve in writing, which approval will not be unreasonably withheld, as follows:

(a)           The Hallmark Shareholders will use best efforts to cause Hallmark to perform each covenant thereof set forth herein on a timely basis.

(b)           Until the earlier of the Release Time, the Hallmark Shareholders shall take no action the result of which shall be to cause Hallmark to make any amendment in the memorandum or articles of association (or, in each case, the comparable charter documents, if any, under applicable law) thereof.

(c)           Before the Hallmark Shareholders release any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, the Hallmark Shareholders shall cooperate with PublicCo, shall furnish drafts of all documents or proposed oral statements to PublicCo for comment, and shall not release any such information without the written consent of PublicCo, which consent shall not be unreasonably withheld.  Nothing contained herein shall prevent the Hallmark Shareholders from releasing any information if required to do so by law.

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(d)           The Hallmark Shareholders shall furnish, or cause to be furnished, for inclusion in the Periodic Reports to be filed pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or for inclusion in PublicCo’s filings under state “blue-sky,” securities, or take-over laws, such information about Hallmark or the Hallmark Shareholders as may be required or as may be reasonably requested by PublicCo, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time.  The Hallmark Shareholders represent and warrant that the information in writing that they have furnished to date regarding themselves, taken as a whole, do not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

ARTICLE IV

CONDITIONS; ABANDONMENT AND TERMINATION

Section 4.01   Right of PublicCo to Abandon.  PublicCo’s Board of Directors shall have the right to abandon or terminate this Agreement if any of the following conditions shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:

(a)           All representations and warranties of Hallmark and the Hallmark Shareholders contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by Hallmark or the Hallmark Shareholders, as applicable, and regardless of knowledge or lack thereof on the part of Hallmark or the Hallmark Shareholders (as applicable) or changes beyond its control; as of the Closing Date, Hallmark and the Hallmark Shareholders shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before the Closing Date, respectively, by this Agreement; and PublicCo shall have received a certificate executed by the chief executive officer and the chief financial officer of Hallmark and the Hallmark Shareholders, dated the Closing Date, to that effect.

(b)           PublicCo shall have received at the Closing Date certificates executed by the chief executive officer and the chief financial officer of Hallmark and by the Hallmark Shareholders as of such dates, to the effect that they have carefully examined the Periodic Reports, and any amendment or supplement thereto, and, to the best of their knowledge, (i) neither the Periodic Reports, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, Hallmark or the Hallmark security holder, (ii) since the date hereof, no event with respect to Hallmark or the Hallmark security holder has occurred which should have been set forth in an amendment to any Periodic Report, or a supplement to any Periodic Report which has not been set forth in such an amendment or supplement, and (iii) any contract, agreement, instrument, lease, or license regarding Hallmark required to be filed as an exhibit to any Periodic Report has been filed with the SEC as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report.

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(c)           Hallmark and the Hallmark Shareholders shall have delivered to PublicCo at or prior to the Closing Date such other documents (including certificates of officers of Hallmark) as PublicCo may reasonably request in order to enable PublicCo to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

(d)           All actions, proceedings, instruments, and documents required by Hallmark and the Hallmark Shareholders to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to PublicCo, and Hallmark and the Hallmark Shareholders shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

(e)           At the Closing, there shall not be pending any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

(f)           There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of PublicCo, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of Hallmark or PublicCo to consummate the transactions contemplated by this Agreement beyond March 15, 2010, (iii) requires the divestiture by PublicCo of a material portion of the business of either PublicCo or of Hallmark, (iv) imposes material limitations on the ability of PublicCo effectively to exercise full rights of ownership of shares of Hallmark including the right to vote such shares on all matters properly presented to the Hallmark Shareholders, or (v) otherwise prohibits, restricts, or delays consummation of the transactions contemplated by this Agreement or impairs the contemplated benefits to PublicCo of this Agreement or any of the other transactions contemplated by this Agreement.

(g)           The parties to this Agreement shall have obtained at or prior to the Closing Date all unconditional written approval to this Agreement and to the execution, delivery, and performance of this Agreement by each of them of relevant governmental authorities having jurisdiction over PublicCo or Hallmark or the subject matter of this Agreement.

(h)           The parties to this Agreement shall have obtained at or prior to the Closing Date all consents required for the consummation of the transactions contemplated by this Agreement from any unrelated third party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

(i)           There shall not have been any material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities, earnings or prospects of Hallmark since the date hereof.

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(j)           PublicCo shall conduct a due diligence review of Hallmark and the Hallmark Shareholders, including, without limitation, a review of the Hallmark Disclosure Letter and the documents referenced therein delivered prior to the Closing Date, and shall be satisfied in all material respects with the result of such review.

 Section 4.02   Right of Hallmark and the Hallmark Shareholders to Abandon.  By the election of the Hallmark Shareholders, the Hallmark Shareholders or, otherwise, Hallmark’s Board of Directors shall have the right to abandon or terminate this Agreement if any of the following conditions shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:

(a)           All representations and warranties of PublicCo contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by PublicCo and regardless of knowledge or lack thereof on the part of PublicCo or changes beyond its control; as of the Closing Date, PublicCo shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Closing Date by this Agreement; and Hallmark shall have received certificates executed by the independent directors of PublicCo, dated the Closing Date, to that effect.

(b)           Hallmark shall have received at the Closing, certificates executed by the chief executive officer and the chief financial officer of PublicCo, dated as of such dates, to the effect that they have carefully examined the Periodic Reports, and any amendment or supplement thereto, and, to the best of their knowledge, among other things, that (i) neither any Periodic Report, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, PublicCo or any PublicCo security holder, (ii) since the date of the filing of any Periodic Report, no event with respect to PublicCo or any PublicCo security holder has occurred which should have been set forth in an amendment or a supplement to such Periodic Report which has not been set forth in such an amendment or supplement, and (iii) any contract, agreement, instrument, lease, or license regarding PublicCo required to be filed as an exhibit to any Periodic Report has been filed as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report.

(c)           PublicCo shall have delivered to Hallmark and the Hallmark Shareholders at or prior to the Closing such other documents (including certificates of officers of PublicCo) as Hallmark and the Hallmark Shareholders may reasonably request in order to enable Hallmark and the Hallmark Shareholders to determine whether the conditions to PublicCo’s obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

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(d)           All actions, proceedings, instruments, and documents required by PublicCo to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to Hallmark and the Hallmark Shareholders, and PublicCo shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

(e)           At the Closing Date, there shall not be pending any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

(f)           There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of Hallmark or the Hallmark Shareholders, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of PublicCo or Hallmark to consummate any of the transactions contemplated by this Agreement beyond March 15, 2010, or (iii) otherwise prohibits, restricts, or delays consummation of the other transactions contemplated by this Agreement or impairs the contemplated benefits to the Hallmark Shareholders of this Agreement or any of the transactions contemplated by this Agreement.

(g)           The parties to this Agreement shall have obtained at or prior to the Closing Date all unconditional written approval to this Agreement and to the execution, delivery, and performance of this Agreement by each of them of relevant governmental authorities having jurisdiction over PublicCo or Hallmark or the subject matter of this Agreement.

(h)           At or prior to the Closing Date, PublicCo shall have made all filings, and taken all actions, necessary to comply with all reporting requirements under federal and state securities laws (including without limitation, applicable “blue-sky” laws with regard to the issuance of PublicCo Common Stock as contemplated by this Agreement) other than the filing of Form D up to 15 days following the Closing.  Without limiting the generality of the foregoing, any prescribed periods within which a “blue sky” or securities law administrator may disallow PublicCo’s notice of reliance on an exemption from such state’s requirements, shall have elapsed at or prior to the Closing Date.

(i)           The parties to this Agreement shall have obtained at or prior to the Closing Date all consents required for the consummation of the transactions contemplated by this Agreement from any unrelated third party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

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(j)           Hallmark and the Hallmark Shareholders shall conduct a due diligence review of PublicCo, including, without limitation, a review of the PublicCo Disclosure Letter and the documents referenced therein delivered prior to the Closing Date, and same shall be satisfactory in all material respects to Hallmark and the Hallmark Shareholders.

Section 4.03   Optional Abandonment.  In addition to the provisions of Section 4.01 and Section 4.02 above, the transactions contemplated by this Agreement may be abandoned or terminated at or before the Closing notwithstanding adoption and approval of this Agreement and the transactions contemplated hereby by the stockholders of the parties hereto:

(a)           by mutual agreement of the Boards of Directors of PublicCo and Hallmark;

(b)           at the option of PublicCo’s Board of Directors or Hallmark’s Board of Directors, if the Closing Date shall not have occurred on or before March 15, 2010;

(c)           at the option of PublicCo’s Board of Directors, if facts exist which render impossible compliance with one or more of the conditions set forth in Section 4.01 and such are not waived by PublicCo; and

(d)           at the option of Hallmark’s Board of Directors or by the election of the Hallmark Shareholders if facts exist which render impossible compliance with one or more of the conditions set forth in Section 4.02 and such are not waived by Hallmark.

Section 4.04   Effect of Abandonment.  If the transactions contemplated by this Agreement are abandoned or terminated as provided for in this Article IV, except for Sections 3.01(e), 3.02(f), 4.01, 4.02 and 4.03, this Agreement shall forthwith become wholly void and of no further force or effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof; provided, however, that nothing in this Section 4.04 shall release PublicCo or Hallmark or any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof from liability for a willful failure to carry out its respective obligations under this Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.01   Expenses.  Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

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Section 5.02   Brokers and Finders.  Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except as may be otherwise set forth herein or by separate document.

Section 5.03   Necessary Actions.  Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.  In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper executive officers and/or directors of PublicCo or Hallmark, as the case may be, or the relevant Hallmark Shareholders or Hallmark Shareholders will take all such necessary action.

Section 5.04   Extension of Time; Waivers.  At any time prior to the Closing Date:

(a)           PublicCo may waive any inaccuracies in the representations and warranties of Hallmark or any Hallmark Shareholders or Hallmark Shareholders, or contained herein or in any document delivered pursuant hereto by Hallmark or any Hallmark Shareholders or Hallmark Shareholders, and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Hallmark or any Hallmark Shareholders or Hallmark Shareholders.  Any agreement on the part of PublicCo to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of PublicCo.

(b)           Hallmark and the Hallmark Shareholders (by action of the Hallmark Shareholders), may waive any inaccuracies in the representations and warranties of PublicCo contained herein or in any document delivered pursuant hereto by PublicCo.  Any agreement on the part of Hallmark and to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of Hallmark.

Section 5.05   Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.05.  Any notice to PublicCo or to Hallmark shall be addressed to the attention of the Corporate Secretary. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof.  Any notice given by other means permitted by this Section 5.05 shall be deemed given at the time of receipt thereof.

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Section 5.06   Parties in Interest.  This Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns.  Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

Section 5.07   Counterpart.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document.  The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

Section 5.08   Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof.  If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 5.09   Headings.  The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

Section 5.10   Governing Law.

(a)           This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of Texas, without regard to the conflict of law principles thereof.

(b)           EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF THE FEDERAL COURTS SITTING IN THE STATE OF TEXAS IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE STATE OF TEXAS, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.  EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.05.  NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

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(c)           EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH OF THE PARTIES (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10(c).

Section 5.11   Survival of Representations and Warranties.  All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, will survive the Closing and the delivery of the shares of PublicCo Common Stock to be issued hereunder at the Closing for a period of one year after Closing, regardless of any investigation made by or on behalf of any of the parties hereto.

Section 5.12   Assignability.  This Agreement will not be assignable by operation of law or otherwise and any attempted assignment of this Agreement in violation of this subsection will be void ab initio.

Section 5.13   Amendment.  This Agreement may be amended with the approval of the Hallmark Shareholders and the boards of directors of each of PublicCo and Hallmark at any time.  This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

GREAT SPIRITS, INC.

By____________________________
Name:
Title:
Attest:

______________________________
Name:
Title: Secretary
HALLMARK HUMAN RESOURCES, INC.

By____________________________
Name:
Title:
Attest:

______________________________
Name:
Title: Secretary

[HALLMARK SHAREHOLDER SIGNATURES FOLLOW]

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HALLMARK SHAREHOLDERS:

___________________________
Name:
Address:

___________________________
Name:
Address:

___________________________
Name:
Address:

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Schedule A

Names and Addresses of Hallmark Stockholders

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Schedule 1.02(b)

Share Issuance Instructions

Shareholder Name	Number of Shares in Hallmark	Number of Shares in PublicCo (Post-Closing)

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